UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2005
THE SHERWIN-WILLIAMS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-04851	34-0526850

(State or Other	(Commission File	(IRS Employer Identification No.)
Jurisdiction of	Number)
Incorporation)
101 Prospect Avenue, N.W., Cleveland, Ohio 44115
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (216) 566-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10 Management Compensation Program
EX-99 News Release

Item 1.01 Entry into a Material Definitive Agreement.
     Director Compensation. On October 21, 2005, the Board of Directors approved the following action of the Compensation and Management Development Committee (the “Compensation Committee”) of the Board of Directors regarding the compensation payable to Sherwin-Williams’ non-employee directors. Effective January 1, 2006, the cash compensation payable to Sherwin-Williams’ non-employee directors will be as follows:
•	An annual cash retainer of $65,000;

•	An additional annual cash retainer of $12,500 for the chair of the Audit Committee;

•	An additional annual cash retainer of $10,000 for the chair of the Compensation Committee;

•	An additional annual cash retainer of $7,500 for the chair of the Nominating and Corporate Governance Committee; and

•	A meeting fee of $1,750 for each Board or Committee meeting attended in excess of seven meetings during a calendar year. For purposes of calculating the number of meetings during a calendar year, any Board and Committee meetings held on the same date shall constitute one meeting.
     All retainer amounts will be payable in quarterly installments in advance. All meeting fees will be payable on the date of the meeting.
     In addition, non-employee directors will receive an annual grant of restricted stock valued at approximately $65,000 at the time of the grant pursuant to The Sherwin-Williams Company 1997 Stock Plan for Nonemployee Directors. A copy of the Form of Restricted Stock Grant under The Sherwin-Williams Company 1997 Stock Plan for Nonemployee Directors was filed as Exhibit 10(a) to Sherwin-Williams’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.
     Executive Officer Annual Incentive Compensation. On October 21, 2005, the Board of Directors approved the following action of the Compensation Committee with regard to The Sherwin-Williams Company Management Incentive Plan. The Management Incentive Plan is part of The Sherwin-Williams Company Management Compensation Program. The Compensation Committee amended the Management Compensation Program to increase the maximum bonus awards available under the Management Incentive Plan (beginning for bonuses earned for 2006) for certain executive officers who were named in the Summary Compensation Table of Sherwin-Williams’ 2005 Proxy Statement. The table below sets forth the minimum, target and maximum cash bonus award levels, as a percent of salary, for such executive officers under the amended Management Incentive Plan based upon the executive officer achieving 75%, 100% and 125%, respectively, of his or her individual performance goals. A copy of the amended Management Compensation Program is filed as Exhibit 10 to this Report and is incorporated herein by reference.

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	Incentive Award as a Percentage of Base Salary
Named Executive Officer	Minimum	Target	Maximum
C.M. Connor	40	95	165
S. P. Hennessy	40	75	135
J.G. Morikis	30	60	95
L.E. Stellato	30	60	95
Item 2.02 Results of Operations and Financial Condition.
     On October 25, 2005, The Sherwin-Williams Company issued a press release announcing its financial results for the third quarter ended September 30, 2005 and certain other information. A copy of this press release is furnished with this Report as Exhibit 99 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits. The following exhibits are filed or furnished with this Report.

Exhibit No.	Exhibit Description

10	The Sherwin-Williams Company Management Compensation Program (filed herewith).

99	Press Release of The Sherwin-Williams Company, dated October 25, 2005.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

October 25, 2005	By:	/s/ L.E. Stellato

L.E. Stellato
Vice President, General Counsel and
Secretary

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EXHIBIT INDEX

Exhibit No.	Exhibit Description

10	The Sherwin-Williams Company Management Compensation Program (filed herewith).

99	Press Release of The Sherwin-Williams Company, dated October 25, 2005.

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